Praxis Mutual Funds

Praxis International Index Fund

Class A (MPLAX) and Class I (MPLIX)

Supplement dated September 14, 2023 to the
Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2023

All references in the Praxis International Index Fund’s (the “Fund”) Summary Prospectus, Prospectus and Statement of Additional Information to the Morningstar® Global ex-US Target Market Exposure GR USD IndexSM are hereby replaced with the Morningstar® Global ex-US Target Market Exposure NR USD IndexSM.

In addition, the Fund Performance tables in the Fund’s Summary Prospectus and Prospectus are replaced with the following:

Average Annual Total Returns For the Periods Ended December 31, 2022 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		-21.10%	-0.72%	2.51%
Return After Taxes on Distributions		-21.24%	-0.90%	2.31%
Return After Taxes on Distributions and Sale of Fund Shares		-12.14%	-0.38%	2.10%

Average Annual Total Returns For the Periods Ended December 31, 2022	Class I	1 Year	5 Years	10 Years
Return Before Taxes		-16.18%	1.04%	3.69%
Morningstar® Global ex-US Target Market Exposure NR USD IndexSM*		-15.32%	1.29%	3.96%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)		-16.00%	0.88%	3.80%

*	Effective May 25, 2023, the Fund’s benchmark index changed from the MSCI ACWI ex USA Index (Net) to the Morningstar® Global ex-US Target Market Exposure NR USD IndexSM. The Fund believes the new index provides a comparable representation of the foreign developed and emerging markets in which the Fund invests to that of the prior benchmark index.

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE